UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreements with U.S.-Based Executive Officers
     On March 22, 2006, Zimmer, Inc. (the “Company”), a wholly owned subsidiary of Zimmer Holdings, Inc., entered into a Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement (individually, the “Non-Compete Agreement” or collectively, the “Non-Compete Agreements”) with certain U.S.-based executive officers, including each of J. Raymond Elliott, Chairman, President and Chief Executive Officer of the Company; Sam R. Leno, Executive Vice President, Finance and Corporate Services and Chief Financial Officer of the Company; David C. Dvorak, Group President, Global Businesses and Chief Legal Officer of the Company; Sheryl L. Conley, Group President, Americas and Global Marketing and Chief Marketing Officer of the Company; James T. Crines, Senior Vice President, Finance, Operations and Corporate Controller and Chief Accounting Officer of the Company; Dr. Cheryl R. Blanchard, Senior Vice President, Research and Development and Chief Scientific Officer of the Company; Jon E. Kramer, President, U.S. Sales of the Company; and Chad F. Phipps, Associate General Counsel and Secretary of the Company (collectively, the “executive officers”).
     The Non-Compete Agreements entered into with the executive officers are in substantially the same form. Each Non-Compete Agreement provides that the executive officer may not disclose, transfer or use (or seek to induce others to disclose, transfer or use) any confidential information of the Company. In addition, during the executive officer’s employment with the Company, the executive officer may not engage, directly or indirectly, in any activity, employment or business venture that is competitive with the Company’s business, deprives the Company of any business opportunity or conflicts with the Company’s business interests.
     Each Non-Compete Agreement also provides that, following termination of employment with the Company, the executive officer is restricted from competing with the Company, soliciting customers or potential customers of the Company and employing or soliciting for employment individuals employed by the Company for a period of eighteen months within a specified territory, which generally includes every country in which the Company has significant operations. To the extent the executive officer is unable to obtain employment consistent with his or her training and education solely because of the provisions of the Non-Compete Agreement, the executive officer will be eligible to receive, subject to the terms of the Non-Compete Agreement, (i) payments equal to the executive officer’s monthly base pay at the time of the executive officer’s termination for each month of such unemployment through the end of the non-competition period, or (ii) to the extent the executive officer is able to obtain employment, but solely because of the Non-Compete Agreement, the monthly base pay for the replacement employment is less than the executive officer’s monthly base pay at the time of his or her termination, payments equal to the difference in monthly base pay for each such month through the end of the non-competition period.
     The foregoing description of the Non-Compete Agreements is not complete and is qualified in its entirety by reference to the full text of the Form of Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement with Stephen Hong Liang, Ooi
     On March 22, 2006, Zimmer Pte Ltd., a wholly owned subsidiary of Zimmer Holdings, Inc., entered into a Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement with Stephen Hong Liang, Ooi, President, Asia Pacific of the Company (the “Ooi Non-Compete Agreement”).

The Ooi Non-Compete Agreement provides that Mr. Ooi may not disclose, transfer or use (or seek to induce others to disclose, transfer or use) any confidential information of the Company. In addition, during Mr. Ooi’s employment with the Company, he may not engage, directly or indirectly, in any activity, employment or business venture that is competitive with the Company’s business, deprives the Company of any business opportunity or conflicts with the Company’s business interests.
     The Ooi Non-Compete Agreement also provides that, following termination of employment with the Company, Mr. Ooi is restricted from competing with the Company, soliciting customers or potential customers of the Company and employing or soliciting for employment individuals employed by the Company for a period of eighteen months within a specified territory, which includes Asia/Australia, Singapore and all other countries, territories or states in which Mr. Ooi was responsible for cultivating or maintaining competitive advantages on the Company’s behalf. To the extent Mr. Ooi is unable to obtain employment consistent with his training and education solely because of the provisions of the Ooi Non-Compete Agreement, Mr. Ooi will be eligible to receive, subject to the terms of the Ooi Non-Compete Agreement, (i) payments equal to his monthly base pay at the time of his termination for each month of such unemployment through the end of the non-competition period, or (ii) to the extent he is able to obtain employment, but solely because of the Ooi Non-Compete Agreement, the monthly base pay for the replacement employment is less than his monthly base pay at the time of his termination, payments equal to the difference in monthly base pay for each such month through the end of the non-competition period.
     The foregoing description of the Ooi Non-Compete Agreement is not complete and is qualified in its entirety by reference to the full text of the Ooi Non-Compete Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Confidentiality, Non-Competition and Non-Solicitation Agreement with Bruno A. Melzi
     On March 22, 2006, Zimmer S.r.l., a wholly owned subsidiary of Zimmer Holdings, Inc., entered into a Confidentiality, Non-Competition and Non-Solicitation Agreement with Bruno A. Melzi, Chairman, Europe, Middle East and Africa of the Company (the “Melzi Non-Compete Agreement”). The Melzi Non-Compete Agreement provides that Mr. Melzi may not disclose, transfer or use (or seek to induce others to disclose, transfer or use) any confidential information of the Company. In addition, during Mr. Melzi’s employment with the Company, he may not engage, directly or indirectly, in any activity, employment or business venture that is competitive with the Company’s business, deprives the Company of any business opportunity or conflicts with the Company’s business interests.
     The Melzi Non-Compete Agreement also provides that, following termination of employment with the Company, Mr. Melzi is restricted from competing with the Company, soliciting customers or potential customers of the Company and employing or soliciting for employment individuals employed by the Company for a period of eighteen months within a specified territory, which includes Italy, France, Switzerland and Germany. In exchange for Mr. Melzi’s undertakings in the Melzi Non-Compete Agreement, as is common under Italian law, he will be eligible to receive, subject to the terms of the Melzi Non-Compete Agreement, a gross amount equal to sixty percent (60%) of his fixed base compensation during the 365 days preceding the effective date of termination. This amount will be payable in three equal installments over the non-competition period.
     The foregoing description of the Melzi Non-Compete Agreement is not complete and is qualified in its entirety by reference to the full text of the Melzi Non-Compete Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d)     Exhibits

Exhibit No.	Description

10.1	Form of Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement

10.2	Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement with Stephen Hong Liang, Ooi

10.3	Confidentiality, Non-Competition and Non-Solicitation Agreement with Bruno A. Melzi

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 27, 2006

ZIMMER HOLDINGS, INC.
By:	/s/ CHAD F. PHIPPS
Name:	Chad F. Phipps
Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement

10.2	Non-Disclosure, Non-Competition and Non-Solicitation Employment Agreement with Stephen Hong Liang, Ooi

10.3	Confidentiality, Non-Competition and Non-Solicitation Agreement with Bruno A. Melzi